SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K


                          CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          March 26, 1998
                          Date of Report
                (Date of Earliest Event Reported)

                    GRAYSTONE WORLD WIDE, INC.
      (Exact Name of Registrant as Specified in its Charter)

         Delaware               0-23498                33-0601487
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
       Jurisdiction

                     2506 Regency Lake Drive
                     Marietta, Georgia 30062
             (Address of Principal Executive Offices)


                  Registrant's Telephone Number
                          (770) 973-0673

                       ACHIOTE CORPORATION
                  1500 Quail Street, Suite #550
                 Newport Beach, California 92660
   (Former Name or Former Address if changed Since Last Report)

Item 1.   Changes in Control of Registrant.

          (a) Pursuant to an Agreement and Plan of Reorganization dated March 20, 1998 (the "Plan"), between the Registrant; Graystone World Wide, Inc., a Nevada corporation ("Graystone Nevada"); and the sole stockholder of Graystone Nevada (the "Graystone Nevada Stockholder"), the Graystone Nevada Stockholder became the controlling stockholder of the Registrant in a transaction viewed as a reverse acquisition, and Graystone Nevada became a wholly-owned subsidiary of the Registrant. The Plan was treated as a recapitalization of Graystone Nevada for accounting purposes, and the effective date of the Plan was March 26, 1998.

          The Plan was adopted, ratified and approved by the sole member of the Board of Directors of the Registrant, Jehu Hand, Esq., by the Board of Directors of Graystone Nevada and the Graystone Nevada Stockholder.

          The source of the consideration used by the Graystone Nevada Stockholder to acquire his interest in the Registrant was the exchange of 100% of the outstanding common stock of Graystone Nevada pursuant to the Plan.

          The basis of the "control" by the Graystone Nevada Stockholder is stock ownership. See the table below under Paragraph (b) of this Item.

         The former principal stockholder of the Registrant and his number of pre-split and pre-Plan shares owned and the percentage of ownership of such outstanding voting securities of the Registrant prior to the completion of the Plan was Jehu Hand, Esq., President and a director, 245,500 shares or 42%. This ownership computation takes into account the prior exercise of an option of Mr. Hand to acquire 155,500 pre-split and pre-Plan shares in conversion of a promissory note payable to Mr. Hand, all as reported in the Registrant's 10-KSB Annual Report for the year ended March 31, 1997, which has been filed with the Securities and Exchange Commission and which is incorporated herein by reference. See Item 7.

          Pursuant to the Plan, the Registrant was required:

          1. To issue 12,463,000 "unregistered" and "restricted" post-split shares to the Graystone Nevada Stockholder, in exchange for all of the outstanding shares of common stock of Graystone Nevada;

          2. To effect a forward split of the outstanding common stock of the Registrant on the basis of two shares for one share, increasing the 580,100 pre-Plan outstanding shares of the Registrant to approximately 1,160,200 shares, depending upon rounding resulting from the forward split; and

          3. Following resignations, in seriatim, of the sole director and executive officer of the Registrant, to designate and elect, in seriatim, Donald J. Hallisy, President and a director; and John L. Melcher, Secretary/Treasurer, to serve until the next respective annual meetings of stockholders and Board of Directors and until their respective successors are elected and qualified or until their prior resignations or terminations.
These persons served in these same capacities for Graystone Nevada prior to the completion of the Plan. Resumes of these persons are included below under the caption "Management" of Item 2.

          Taking into account the shares issued to the Graystone Nevada Stockholder, the two for one forward split of the pre-Plan outstanding shares of common voting stock of the Registrant, and 1,058,800 "unregistered" and "restricted" post-split shares issued to certain consultants as outlined in
Section 1.8 of the Plan and Exhibit I to the Plan, there are or will be 14,682,000 outstanding shares of common stock of the Registrant as a result of the foregoing.

          A copy of the Plan, including any material exhibits and related instruments, accompanies this Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference. See Item 7.

          (b) The following table contains information regarding share holdings of the Registrant's current sole director and its executive officers and those persons or entities who beneficially own more than 5% of the Registrant's common stock, after taking into account the completion of the Plan, to wit:

                                  Amount and Nature         Percent
                                    of Beneficial             of
     Name              Title         Ownership               Class

Donald J. Hallisy        President      12,463,000             84.8%
                       and Director

John L. Melcher        Secretary          -0-                 -0-
                       Treasurer

Smith Consulting       Stockholder       960,000              6.5%
Services, Inc.*

     * Smith Consulting Services is a Utah corporation which is wholly-owned by Karl S. Smith. 353,000 of these shares were acquired under the Plan for services rendered (see Exhibit I thereto), and 607,000 of these shares were purchased from the former principal stockholder of the Registrant, Mr. Hand, in a private transaction.

All directors and executive officers
as a group (2)                                               84.8%

Item 2.  Acquisition or Disposition of Assets.

         (a) See Item 1 of this Report. The consideration exchanged under the Plan was negotiated at "arms length" between the sole director and executive officer of the Registrant and the Graystone Nevada Stockholder, and the sole member of the Board of Directors of the Registrant used criteria used in similar proposals involving the Registrant in the past, including the relative value of the assets of the Registrant; its present and past business operations; the future potential of Graystone Nevada; its management; and the potential benefit to the stockholders of the Registrant. The sole member of the Board of Directors determined in his good faith that the consideration for the exchange was reasonable, under these circumstances.

         No director, executive officer or person who may be deemed to be an affiliate of the Registrant had any direct or indirect interest in Graystone Nevada prior to the completion of the Plan.

         (b) The Registrant, through its wholly-owned subsidiary, Graystone Nevada, intends to continue the business operations intended to be conducted by Graystone Nevada, which was recently organized on January 16, 1998, and
which are described below under the caption Business.   Also see the financial
statements of Graystone Nevada accompanying this Report, which are described in Item 7.

                             Business

          The Registrant is a new enterprise in the early promotion and development stage which intends to engage in the manufacturing and marketing of footwear.


                            Equipment

          The following footwear manufacturing equipment and/or materials were assigned by Mr. Hallisy to Graystone Nevada, as a contribution to capital, prior to the completion of the Plan:

INJECTION MOLDING EQUIPMENT:


QTY            DESCRIPTION

   4           BPI - BTD Injection Molders
   4           BPI - 100 Injection Molders
   2           BATA  Simpax 4 Station Injection Molders


INJECTION MOLDS:

QTY            DESCRIPTION

 120           Sets of Aluminum Molds - Gesta/Simpax
  70           Sets of Aluminum Molds - BPI-100/BTB


ASSORTED EQUIPMENT:

QTY            DESCRIPTION

  60           Last Racks on Wheels
   4           Pallets of Assorted Parts and Hydraulics
 780           Pairs of CVO Plastic Molds
   1           Platform Scale


SHOE MANUFACTURING EQUIPMENT:

QTY            DESCRIPTION

    1               Sandt Model P181 Sole Press
    1               Allied SE-64 Sole Press
    1               Compo Deep Sole Press
    1               Poppi Steam/Performa 8 Station
    1               Muller Model B Shoe Machine
    4               Bostitch Motor Driven Box Stapler
    4               Bostich Motor Driven Wire Stitcher
    1               Singer 2 Needle
    4               Singer Single Needle & Stands
    3               Rossley M5 Hy.Buckell Press



CUTTING ROOM:

QTY            DESCRIPTION

    2               Bata Model MK-1 Single Arm Clicker
    2               Atom SE-20 Clicker
    1               Column Punching Machine SP-520
    1               8 Roll Holder for Traveling Head Press
    1               30 Foot  Fabric Spreader


MANUFACTURING SUPPLIES:

CUT INSOLES FINISHED:

PAIRS          DESCRIPTION

247,600        Mens
333,676        Ladies
201,236        Boys
190,203        Girls
281,684        Childs

YARDS          DESCRIPTION

150,000        Binding and Braiding


                            Management

    Names                Title or Position                 Age

Donald J. Hallisy      President and Director               65

John L. Melcher         Secretary/Treasurer                 59


Resumes

          Donald J. Hallisy. Mr. Hallisy has served as a Chief Executive Officer and President of both large and small private companies. Mr. Hallisy has vast experience in both the footwear and apparel industries. For the past eighteen years, Mr. Hallisy has been principally involved in the shoe business. During this time period, Mr. Hallisy developed working relationships with various shoe manufacturers across Central and South America. Approximately five years ago, in response to U.S. retailers' desire to replace their Chinese supply of inexpensive, low quality footwear, Mr. Hallisy developed "The Made in The Americas" trademark program, a consortium of Central and South American footwear manufacturers with whom Mr. Hallisy has been dealing for over a decade. Today, this consortium of footwear manufacturers is intended to serve as the heart of the contemplated manufacturing operations for the Registrant.

          John L. Melcher. Mr. Melcher is currently responsible for all phases computer management and office management. Mr. Melcher received his Bachelor's Degree in Business Management and Computer Science in 1970 from the University of Wisconsin. Mr. Melcher has spent 25 years with I.B.M. as a designer of computer applications within the manufacturing arena. Over the years, he concentrated in the areas of Purchase and Manufacturing Order Control, Inventory Control and the systems that control these activities. Mr. Melcher has been involved in all aspects of footwear development and manufacturing supplies and equipment acquisition for the past four years with Mr. Hallisy.

                           Risk Factors

          Limited Operating History.   The Registrant was founded on May 4,
1992, and Graystone Nevada was formed on January 16, 1998; and accordingly, each has only a limited operating history upon which an evaluation of the Registrant and its prospects can be based. Its prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development, particularly companies in new and rapidly evolving markets. To address these risks, it must, among other things, respond to competitive developments. There can be no assurance that the Registrant will be successful in addressing such risks.

          Future Capital Requirements; Uncertainty of Future Funding. The Registrant presently has extremely limited operating capital. It will require substantial additional funding in order to realize its goals of commencing nationwide marketing of its products and services. Depending upon the growth of its business operations and the acceptance of its products and services, the Registrant will need to raise substantial additional funds through equity or debt financing, which may be very difficult for such a speculative enterprise. There can be no assurance that such additional funding will be made available to the Registrant, or if made available, that the terms thereof will be satisfactory to the Registrant. Furthermore, any equity funding will cause a substantial decrease in the proportional ownership interests of existing stockholders.

          Governmental Regulation. The Registrant is not currently subject to direct regulation by any government agency, other than regulations applicable to businesses generally.

          No Market for Common Stock; No Market for Shares. There is currently no market for the Registrant's common stock. Management will seek a listing of the Registrant's common stock on the OTC Bulletin Board of the National Association of Securities Dealers, Inc. (the "NASD"), under the symbol "GWWI"; however, there can be no assurance that such market will ever develop or be maintained. Any market price that may develop for shares of common stock of the Registrant is likely to be very volatile, and factors such as success or lack thereof in developing and marketing the Registrant's products and services, competition, governmental regulation and fluctuations in operating results may all have a significant effect. In addition, the stock markets generally have experienced, and continue to experience, extreme price and volume fluctuations which have affected the market price of many small capital companies and which have often been unrelated to the operating performance of these companies. These broad market fluctuations, as well as general economic and political conditions, may adversely affect the market price of the Registrant's common stock in any market that may develop.

          Dilution. Dilution usually results from the substantially lower prices paid by insiders for their securities in a company when compared with the price being paid by other investors. Donald J. Hallisy received 12,463,000 "unregistered" and "restricted" post-split shares of the Registrant under the Plan in exchange for all of the outstanding shares of Graystone Nevada for which Mr. Hallisy paid $1,000 and contributed the equipment outlined above.

          The Board of Directors of the Registrant also adopted a written compensation agreement pursuant to which post-split shares have been issued for services rendered by two individual consultants to the Registrant (collectively, the "Consultants") for an aggregate total of 324,038 shares of
the Registrant's "unregistered" and "restricted" common stock.   The
Consultants are as follows, to-wit: Leonard W. Burningham, Esq., 74,778 shares; and Dennis Nielsen, 249,260 shares. Mr. Burningham is one of the attorneys for Graystone Nevada and Mr. Nielsen is a "due diligence" consultant to Graystone Nevada. These shares were issued pursuant to Rule 701 of the Securities and Exchange Commission.

          The issuance of the securities to Mr. Hallisy and to these Consultants, as aforesaid, has and will substantially dilute the interest of other stockholders in the Registrant.

          Future Sales of Common Stock. There is presently no market for the shares of common stock of the Registrant. See the Risk Factor "No Market for Common Stock; No Market for Shares," above. There are presently 1,160,200 shares of common stock of the Registrant which are believed to be freely tradeable in the over-the-counter market. The sale of securities by the Consultants could also have a substantial adverse effect on any market which may develop in the Registrant's securities (these shares could be sold under Rule 144, effectively once the Plan was completed on March 26, 1998), and potential investors in the Registrant's securities should carefully weigh the
present limited "public float" of the Registrant's securities.   Future sales
of securities by Mr. Hallisy pursuant to Rule 144 of the Securities and Exchange Commission may also have an adverse impact on any market which may develop in the Registrant's securities. Presently, Rule 144 requires a one year holding period prior to public sale of "restricted securities" in accordance with this Rule; Mr. Hallisy could sell an amount equal to 1% of the total outstanding securities of the Registrant in any three month period under Rule 144, with the one year holding period to have commenced on March 26, 1998.

          Voting Control. By virtue of his ownership of approximately 84% of the Registrant's outstanding voting securities, Mr. Hallisy has the ability to elect all of the Registrant's directors, who in turn elect all executive officers, without regard to the votes of other stockholders. Mr. Hallisy may be deemed to have absolute control over the management and affairs of the Registrant.

          Dependence on Key Personnel. The Registrant's performance is substantially dependent on the performance of its executive officers and key employees. Given the Registrant's early stage of development, the Registrant is dependent on its ability to retain and motivate high quality personnel, especially its current management. The Registrant does not have a "key person" life insurance policy on any of its employees. The loss of the services of any of its executive officers, especially those of Mr. Hallisy or other key employees could have a material adverse effect on the business, operating results or financial condition of the Registrant.

          Dividends. The Registrant does not anticipate paying dividends on its common stock in the foreseeable future. Future dividends, if any, will depend upon the Registrant's earnings, if any, and other factors not presently determinable.

          Penny Stock. The Registrant's securities may be deemed to be "penny stock" as defined in Rule 3a51-1 of the Securities and Exchange Commission; this designation may have an adverse effect on the development of any public market for the Registrant's shares of common stock or, if such a market develops, its continuation, as broker-dealers are required to personally determine whether an investment in the securities is suitable for customers prior to any solicitation of any offer to purchase these securities.

          Penny stocks are securities (i) with a price of less than five dollars per share; (ii) that are not traded on a "recognized" national exchange; (iii) whose prices are not quoted on the NASDAQ automated quotation system (NASDAQ-listed stocks must still meet requirement (i) above); or (iv) of an issuer with net tangible assets less than $2,000,000 (if the issuer has been in continuous operation for at least three years) or $5,000,000 (if in continuous operation for less than three years), or with average annual revenues of less than $6,000,000 for the last three years.

          Section 15(g) of the Securities Exchange Act of 1934, as amended, and Rule 15g-2 of the Securities and Exchange Commission require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account. Potential investors in the Registrant's common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be "penny stock."

          Further, Rule 15g-9 of the Securities and Exchange Commission requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for purchasers of the Registrant's common stock to resell their shares to third parties or to otherwise dispose of them.

          Indemnification of Directors, Officers, Employees and Agents. The Certificate of Incorporation provides for indemnification to the fullest extent allowed under the Delaware Corporation Laws Annotated. Generally, under the Delaware General Corporation Law, a corporation has the power to indemnify any person who is made a party to any civil, criminal, administrative or investigative proceeding, other than action by or any right of the corporation, by reason of the fact that such person was a director, officer, employee or agent of the corporation, against expenses, including reasonable attorney's fees, judgments, fines and amounts paid in settlement of any such actions; provided, however, in any criminal proceeding, the indemnified person shall have had no reason to believe the conduct committed was unlawful. It is the position of the Securities and Exchange Commission that indemnification against liabilities for violations of the federal securities laws, rules and regulations is against public policy.

Item 3.  Bankruptcy or Receivership.

         None; not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         There has been no change in the Registrant's certifying accountant during the past two years; the Registrant has not filed audited financial statements with any previous 10-KSB Annual Report, claiming an exemption therefrom under Rule 3-12 of Regulation S-X.

         On completion of the Plan with Graystone Nevada, the new sole director and the executive officers of the Registrant engaged Thurman Shaw & Company, L.C. of Salt Lake City, Utah, to audit the financial statements of the Registrant for the previous three years ended March 31, 1997, 1996 and 1995, copies of which have been filed with the Securities and Exchange Commission as part of the Registrant's 10-KSB Annual Report for the fiscal year ended March 31, 1997, and which is incorporated herein by reference.

Item 5.  Other Events.

         See Item 1.

Item 6.  Resignations of Directors and Executive Officers.

         As a result of the completion of the Plan, Jehu Hand, Esq. resigned as the sole director and executive officer of the Registrant, and designated, in seriatim, the sole director and the executive officers of Graystone Nevada to serve in their same capacities in which they served under Graystone Nevada, until the next respective annual meetings of stockholders and the Board of Directors and until their respective successors are elected and qualified or until their prior resignations or terminations. See Item 1(a).

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

         Financial Statements from inception (January 18, 1998) to January 31, 1998 (audited) for Graystone Nevada.

         Independent Auditor's Report

         Balance Sheet

         Statement of Operations

         Statement of Stockholders' Equity

         Statements of Cash Flows

         Notes to Financial Statements

         (b)  Pro Forma Financial Information.

         Pro Forma Combined Balance Sheet (Unaudited) of Achiote Corporation and Graystone World Wide, Inc. as of January 31, 1998.

         Pro Forma Combined Notes to Balance Sheet (Unaudited)

         Exhibits.

                                                           Exhibit
Description of Exhibit*                                    Number

Agreement and Plan of Reorganization                         2

     Exhibit A -    Graystone Stockholder
     Exhibit B -    Achiote Corporation Financial
                    Statements for the periods ended
                    March 31, 1997, 1996 and 1995         *
     Exhibit B-1    -    Achiote Corporation Unaudited
                    Financial Statements for the
                    period ended December 31, 1997        *
     Exhibit C -    Exceptions to Achiote Financial
                    Statements
     Exhibit D -    Graystone World Wide Financial
                    Statements for the period from
                    inception (January 16, 1998) to
                    January 31, 1998 (See Item 7 above)
     Exhibit E -    Exceptions to Graystone World
                    Wide Financial Statements
     Exhibit F -    Investment Letter
     Exhibit G -    Compliance Certificate of Achiote
                    Corporation
     Exhibit H -    Compliance Certificate of
                    Graystone World Wide, Inc.
     Exhibit I -    Consultant Shares

Certificate of Amendment to Certificate of                   3
Incorporation reflecting name change to
"Graystone World Wide, Inc." and forward split of shares


Documents Incorporated by Reference*

10-KSB Annual Report for the year ended March 31, 1997.

10-QSB Quarterly Report for the quarter ended December 31, 1997.

        * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 8.  Change in Fiscal Year.

         None; not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         None; not applicable.


                            SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      GRAYSTONE WORLD WIDE, INC.


Date: 4/21/98                         By /s/ Donald J. Hallisy,
                                      President and Director

                   GRAYSTONE WORLD WIDE, INC.
                 (A Development Stage Company)

                      FINANCIAL STATEMENTS

     FROM INCEPTION (JANUARY 16, 1998) TO JANUARY 31, 1998

                              AND

                  INDEPENDENT AUDITOR'S REPORT

    Independent Auditor's Report

    Board of Directors
    GRAYSTONE WORLD WIDE, INC.
    Marietta, Georgia

    I have audited the accompanying balance sheet of Graystone World Wide, Inc. (A development stage company) as of January 31, 1998 and the related statements of operations, stockholders' equity and cash flows from inception (January 16, 1998) to January 31, 1998. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on the financial statements based on my audit.

    I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

    In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Graystone World Wide, Inc. (A development stage company) as of January 31, 1998, and the results of its operations and its cash flows from Inception (January 16, 1998) to January 31, 1998 in conformity with generally accepted accounting principles.

    As discussed on Note 1, the Company has been in the development stage since its inception on January 16, 1998. The Company has limited operating capital with current assets exceeding current liabilities by $323, and no operations. Realization of a major portion of the assets is dependent upon the Company's ability to meet its future financing requirements, and the success of future operations. These factors raise substantial doubt about the Company's ability to continue as a going concern.
    /s/David T. Thomson P.C.
    Salt Lake City, Utah
    February 6, 1998

                         GRAYSTONE WORLD WIDE, INC.
                        (A Development Stage Company)

                                BALANCE SHEET
                                   ASSETS

                                                      January 31,
                                                         1998
CURRENT ASSETS:
     Cash in bank                                     $ 1,000

               Total Current Assets                     1,000

OTHER ASSETS

     Organization costs                                   677

               Total Other Assets                         677

TOTAL ASSETS                                          $ 1,677

                  LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

     Accounts payable                                 $   677

               Total Current Liabilities                  677

STOCKHOLDERS' EQUITY:

     Common stock; $.001 par value, 50,000,000
          shares authorized, 1,000 shares
          issued and outstanding                            1

     Capital in excess of par value                       999

     Earnings (deficit) accumulated during the
          development stage                                 0

               Total Stockholders' Equity               1,000

TOTAL LIABILITIES AND STOCKHOLDERS'  EQUITY           $ 1,677

                              GRAYSTONE WORLD WIDE, INC.
                            (A Development Stage Company)

                               STATEMENT OF OPERATIONS
                                                   From
                                                Inception
                                            (January 16, 1998)
                                              to January 31,
                                                   1998

REVENUE                                        $      0

EXPENSES                                              0

NET INCOME (LOSS)                              $      0

EARNINGS (LOSS) PER SHARE                      $   0.00

                          GRAYSTONE WORLD WIDE, INC.
                        (A Development Stage Company)

                           STATEMENT OF CASH  FLOWS
                                                             From
                                                           Inception
                                                      (January 16, 1998)
                                                         to January 31,
                                                              1998
INCREASE (DECREASE) IN CASH

CASH FLOWS FROM OPERATING ACTIVITIES:                    $     0

CASH FLOW FROM INVESTING ACTIVITIES:                           0

CASH FLOWS FROM FINANCING ACTIVITIES:

     Sale of common stock                                  1,000

          Cash provided by financing activities            1,000

NET INCREASE (DECREASE) IN CASH                            1,000

CASH - BEGINNING OF PERIOD                                     0

CASH - END OF PERIOD                                     $ 1,000

RECONCILIATION OF NET INCOME (LOSS) TO NET CASH
   PROVIDED (USED) BY OPERATING ACTIVITIES

NET INCOME (LOSS)                                        $     0

Adjustment to reconcile net income (loss) to net
     cash provided (used) by operating activities
         Changes in assets and liabilities
               Organization costs                           (677)
               Accounts payable                              677

                    Total Adjustments                          0

NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES         $     0

                        GRAYSTONE WORLD WIDE, INC.
                       (A Development Stage Company)

                     STATEMENT OF STOCKHOLDERS' EQUITY
                                                                  From
                                                                Inception
                                 Common Stock   Capital in  (January 16, 1998)
                                                 Excess of     to January 31,
                               Shares    Amount  Par Value          1998
BALANCE, January 16, 1998
(inception)                         0    $    0     $   0     $     0

Shares issued to initial
stockholder for cash, at $1.00
per share, January 1998         1,000         1       999           0

Net income (loss) from
January 16, 1998 (inception)
to January 31, 1998                 0         0         0           0

BALANCE, January 31, 1998       1,000    $    1     $ 999     $     0

                 GRAYSTONE WORLD WIDE, INC.
                 (A Development Stage Company)

                 NOTES TO FINANCIAL STATEMENTS

NOTE   1  -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization - Graystone World Wide, Inc. (The Company) was organized under the laws of the State of Nevada on January 16, 1998 and has elected a fiscal year end of March 31st . The Company was formed for the purpose of engaging in any and all lawful business. The Company has not commenced planned principle operations and is considered a development stage company as defined in SFAS No. 7. The Company, has at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

     Net Earnings Per Share - The computation of net income (loss) per share of common stock is based on the weighted average number of shares outstanding during the period presented.

     Organization Costs - The Company will amortize its organization costs, which reflect amounts expended to organize the Company, over sixty (60) months using the straight-line method.

      Income Taxes - Due to no operations or net income, at January 31, 1998 no provisions for income taxes has been made. There are no deferred income taxes resulting from income and expense items being reported for financial accounting and tax reporting purposes in different periods.

      Cash and Cash Equivalents - For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. Through January 31, 1998 the Company did not have non-cash investing and financing activities.

      Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE   2  -  COMMON STOCK TRANSACTIONS

      The Company on January 23, 1998 sold 1,000 shares of $.001 par value common stock to the initial stockholder at $1.00 per share for $1,000.

NOTE    3  -  RELATED PARTY TRANSACTIONS

       An officer of the Company is providing a mailing address to the Company without charge. This service has been determined by the Company to have only nominal value. As of January 31, 1998 no compensation has been paid or accrued to any officers or directors of the Corporation.

                    GRAYSTONE WORLD WIDE, INC.
                  (FORMERLY ACHIOTE CORPORATION)
                    GRAYSTONE WORLDWIDE, INC.
                 Proforma Combined Balance Sheet
                           (Unaudited)
                         January 31, 1998
                                           Graystone    Proforma
                                 Achiote   World Wide   Increase   Proforma
                               Corporation     Inc.     (Decrease) Combined
ASSETS
   Current Assets
     Cash                      $      -     $ 1,000     $       0 $   1,000

          Total Current Assets  $      -     $ 1,000     $       0 $   1,000

   Other Assets
      Organization costs        $     286    $   677     $       0 $     963
      Accumulated Depreciation  $    (286)   $ (   -)    $       0 $    (286)

          Total Assets          $       0    $ 1,677     $       0 $   1,677

LIABILITIES AND STOCKHOLDERS' EQUITY
   Current Liabilities
      Accounts Payable          $     956    $   677  (1)$    (155)$     677
                                                      (6)$    (801)
          Total Current
          Liabilities           $     956    $   677     $    (956)$     677

   Stockholders' Equity
     Preferred stock, $.001 par
     value; 1,000,000 shares
     authorized; no shares
     issued and outstanding     $       0    $     0     $       0 $       0

   Common Stock, $.001 par value;
     20,000,000 shares authorized;
     14,682,360 shares issued and
     outstanding                     425          1 (1)       155    14,682
                                             (2)       580
                                                     (3)    12,787
                                                     (3)        (1)
                                                     (5)       735
   Additional paid-in capital         821        999 (1)       646    (6,334)
                                                     (2)      (580)
                                                     (3)         1
                                                     (4)    (2,202)
                                                     (5)     6,613
                                                     (6)       155
   Retained Earnings (deficit)     (2,202)         - (4)     2,202    (7,348)
                                                     (5)    (7,348)
           Total stockholders'
          Equity                    (956)     1,000           956     1,000

          Total liabilities and
          stockholders' equity         0       1,677            0    1,677

                    GRAYSTONE WORLD WIDE, INC.
                  (FORMERLY ACHIOTE CORPORATION)
                    GRAYSTONE WORLDWIDE, INC.
             Proforma Combined Notes to Balance Sheet
                           (Unaudited)
                         January 31, 1998

Achiote Corporation-The Company was incorporated under the laws of the State of Delaware on May 4, 1992 for the purpose of seeking out business opportunities including acquisitions. The Company is a development stage company and since inception, the Company's activities have been limited to organizational matters.

Graystone World Wide, Inc.-The Company was organized under the laws of the State of Nevada on January 16, 1998. The Company was formed for the purpose of engaging in any and all lawful business. The Company is a development stage Company and has not commenced planned principle operations.

Proforma Adjustments-(1) Jehu Hand exercised his convertible option to purchase 155,500 pre-split shares of common stock of Achiote in consideration of the sum of $801. (2) Prior to the acquisition, Achiote effected a forward split of its shares on a 2 for 1 basis. (3) Achiote acquired all of the issued and outstanding shares of Graystone World Wide, Inc. in exchange for 12,787,398 (post-split) unregistered an restricted shares of previously authorized but unissued common stock of Achiote. The acquisition has been treated as a recapitalization transaction. (4)As part of the recapitalization transaction, the retained earnings of Achiote is eliminated, accounting for the transaction as if the shares were exchanged by Graystone for the net assets of Achiote. (5) Achiote issued 734,762 shares of its common stock at a price of $0.01 per share for a total of $7,348 for services rendered. (6) Achiote's officer and director paid $155 of outstanding liabilities of the Company.